UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Retention Bonus
On April 25, 2023, the Compensation Committee of the Board of Directors of Barnes & Noble Education, Inc. (the “Company”) approved the entry into a retention agreement (each, a “Retention Agreement”) with each of Mr. Michael C. Miller and Mr. Jonathan Shar (collectively, the “Named Executive Officers”) pursuant to which the Company would pay a cash retention bonus to each Named Executive Officer in the following amounts: (i) $450,000 to Mr. Miller and (ii) $450,000 to Mr. Shar (collectively, the “Retention Bonuses”). The Retention Bonuses shall be payable as follows: (i) fifty percent (50%) of such Retention Bonus becoming due on November 1, 2023 and (ii) the remaining fifty percent (50%) becoming due on April 1, 2024 (each, a “Retention Date”).
Under each Retention Agreement, the Company is obligated to pay the applicable Retention Bonus in the event that the Company terminates the employment of the applicable Named Executive Officer without “Cause” or if such Named Executive Officer’s employment ends prior to any Retention Date because of “Disability” or for “Good Reason” (each as defined in the applicable Retention Agreement).
The above summary of the Retention Bonuses is qualified in its entirety by reference to the complete terms and conditions as set forth in each applicable Retention Agreement, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 1, 2023
BARNES & NOBLE EDUCATION, INC.
By:     /s/ Michael C. Miller
Name:    Michael C. Miller
Title:     Chief Legal Officer and Executive Vice President, Corporate Development and Affairs

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)